UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

DIGI INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 29, 2018 DIGI INTERNATIONAL INC. Meeting Information Meeting Type: Annual Meeting For holders as of: December 01, 2017 Date: January 29, 2018 Location: Digi International Inc. 11001 Bren Road East Minnetonka, Minnesota Time: 3:30 PM CST 0000348939_1 R1.0.1.17 DIGI INTERNATIONAL INC. ATTN: OFFICE OF GENERAL COUNSEL 11001 BREN RD. EAST MINNETONKA, MN 55343 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement2. Annual Report3. Form of Proxy  Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 15, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions. 0000348939_2 R1.0.1.17

0000348939_3 R1.0.1.17 The Board of Directors recommends you vote FOR each of the following Nominees: 1. Election of Directors Nominees 01 Christopher D. Heim 02 Sally J. Smith The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and 1 year for proposal 4. 2. Company proposal to approve the Digi International Inc. 2018 Omnibus Incentive Plan. 3. Company proposal to approve, on a non-binding advisory basis, the compensation paid to named executive officers. 4. Company proposal to recommend, on a non-binding advisory basis, the frequency of future advisory votes to approve named executive officer compensation. 5. Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm of the company for the 2018 fiscal year. NOTE: If any other matters properly come before the annual meeting calling for a vote of stockholders, the shares represented by this proxy will be voted by the persons named herein in accordance with their best judgment.

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